Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com


                                                               (COMPANY'S LOGO)


For immediate release May 15, 2002
13:30 noon BST - 8:30 am EST

NEW ADDERALL XR(TM)DATA TO BE PRESENTED AT THE AMERICAN PSYCHIATRIC ASSOCIATION
                         (APA) MEETING IN PHILADELPHIA

Basingstoke, UK - 15 May 2002 - Shire Pharmaceuticals Group plc (LSE: SHP,
NASDAQ: SHPGY, TSX: SHQ) announces a number of events of interest to the investment community during the 155th Annual American Psychiatric Association Meeting taking place in Philadelphia, PA, from May 18 - 23, 2002.

APA Events
On Tuesday May 21, Dr. Mark C. Chandler will present an 18-month interim analysis of an ongoing, multicenter, open-label extension trial involving Adderall XR treatment. The purpose of this trial was to assess the long-term safety and efficacy of Adderall XR therapy.

On Wednesday May 22, Dr. Paul J. Ambrosini will present a prospective, open-label study which enrolled approximately 3000 children diagnosed with ADHD, taking stable doses of immediate-release AdderallTM, or any methylphenidate formulation. The purpose of this trial was to evaluate the tolerability and effectiveness of Adderall XR in the treatment of pediatric ADHD in the community practice setting.

On Wednesday May 22, Dr. Joseph Biederman and a panel of physicians will conduct a symposium entitled, "Adult ADHD: From Research to Clinical Practice". The panelists will discuss the issues involved in the diagnosis and treatment of adult ADHD.

Shire Investor Meeting
Shire will also be hosting a meeting in Philadelphia for the investment community on Wednesday May 22, 2002 from 5:30pm to 6:30pm ET (10:30pm to 11:30pm
GMT) to review the following:

     o    Microtrol drug delivery technology used in Adderall XR

Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com



     o    Adderall XR data presented at the APA

     o    Shire clinical programs for Adderall XR in adult ADHD

For those unable to attend the meeting in person, a conference call facility will be made available. All investors are invited to take part in this meeting, and are required to pre-register with the company by 5:00pm ET on Friday May 17, 2002. Specific details regarding the investor meeting and conference call will be provided upon pre-registration.

Pre-registration contacts: North America: Carole Archambault
                           Tel: 450-978-7938
                           Email: carchambault@ca.shire.com
Europe and Other:          Souheil Salah
                           Tel: 44 1256 894 160
                           Email: ssalah@uk.shire.com
--------------------------------------------------------------------------------

APA Event Details:
Date:                      Tuesday, May 21, 2002
Time:                      11:00am to 12:30pm ET
Location:                  Convention Center, Street Level, Room 113C
Title:                     Long-Term Safety and Efficacy of Adderall Extended
                           Release in Children with ADHD
Primary Author:            Chandler, Mark C., M.D

Date:                      Wednesday, May 22, 2002
Time:                      12:00pm to 2:00pm ET
Location:                  Convention Center, Street Level, Exhibit Hall D
Title:                     An Open-Label, Community Assessment Trial of
                           Adderall XR in Pediatric ADHD
Primary Author:            Ambrosini, Paul J., M.D.

Date:                      Wednesday, May 22, 2002
Time:                      7:00pm to 10:00pm ET
Location:                  Marriott, Level 5, Grand Ballroom, Salons G/H
Title:                     Adult ADHD: From Research to Clinical Practice

Shire Pharmaceuticals Group plc
Hampshire International Business Park,
Chineham, Basingstoke RG24 8EP UK
Tel +44 1256 894000 Fax +44 1256 894708
http://www.shire.com



Chairperson:               Biederman, Joseph, M.D.
Co-Chairperson:            Spencer, Thomas J., M.D.

                                      -end-

For further information please contact:

Global (outside US and Canada)
Clea Rosenfeld - Investor Relations                        +44 1256 894 160
Jessica Mann - Media                                       +44 1256 894 280

US & Canada
Gordon Ngan - Investor Relations                           +1 450 978 7938
Michele Roy - Media                                        +1 450 978 7938


Notes to editors

This news release is intended for broadcast to members of the financial community only.

Shire Pharmaceuticals Group plc

Shire is an international specialty pharmaceutical company with a strategic focus on three therapeutic areas - central nervous system disorders, oncology and anti-infectives. Shire's core strategy is based on research and development combined with in-licensing and a focus on eight key pharmaceutical markets.

For further information on Shire, please visit the company's website: www.shire.com


THE "SAFE HARBOUR" STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. The statements in this press release that are not historical facts are forward-looking statements. Such forward-looking statements involve a number of risks and uncertainties and are subject to change at any time. In the event that such risks or uncertainties materialise, Shire's results could be materially affected. The risks and uncertainties include, but are not limited to, risks associated with the inherent uncertainty of pharmaceutical research, product development and commercialisation, the impact of competitive products, patents, government regulation and approval, and other risks and uncertainties detailed from time to time in periodic reports produced by Shire, including the Annual Report filed on Form 10K by Shire with the Securities and Exchange Commission.